Exhibit 10.6

                             DEBT PURCHASE AGREEMENT

     This Debt Purchase Agreement (the "Agreement") made as of this 9th day of September, 2014, by and between LG Capital Funding, LLC (the "Buyer") and Hanover Holdings I, LLC (the "Seller").

     1. PURCHASE AND SALE OF THE CONVERTIBLE NOTE

     Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, assigns and transfers to the Buyer and the Buyer agrees to purchase from the Seller the "Transferred Rights" of the Seller and all rights thereto, free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. Transferred Rights shall mean all rights with respect to $30,000.00 in principal (the "Assigned Portion") under that $127,500 convertible promissory notes issued by Tungsten Corp. ("Borrower" or "Company") on January 2, 2014, a true and correct copy which has been provided to New Venture Attorneys, P.C. (the "Note"). By its signatures hereto the Borrower accepts the assignment of the Transferred Rights to Buyer and agrees that Buyer may convert the Transferred Rights into shares of the Company's common stock.

     2. CONSIDERATION

     The purchase price for the Assigned Portion of the Note shall be the Buyer's payment of Thirty Thousand Dollars ($30,000.00) to the Seller (the "Purchase Price").

     3. CLOSING

     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the delivery of the Purchase Price via wire transfer of immediately available funds against the assignment of the Note. At the closing, the funds will be wired as set forth in Exhibit A.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER The Seller hereby represents and warrants to the Buyer as follows:

     4.1 Status of the Seller and the Note. The Seller is the beneficial owner of the Note, and the Note is free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances, security interests, obligations or other claims. The Note is currently outstanding and Seller is informed by Company that the Note represents a bona fide debt obligation of the Company.

     4.2 Authorization; Enforcement. (i) Seller has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to sell each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) have been
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duly  authorized by the Seller and no further  consent or  authorization  of the
Seller or its members is required, (iii) this Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     4.3 No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Seller are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Seller are subject) applicable to Seller or the Note is bound or affected. The Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

     4.4 Title; Rule 144 Matters. Seller has good and marketable title to the Note, free and clear of all liens, restrictions, pledges and encumbrances of any kind. Seller is not an "Affiliate" of the Company, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the "1933 Act"), as such Buyer will be able to tack the holding period of the Seller.

     4.5 Consent of the Company.

     (i) The Company, as evidence by its signature at the foot of this Agreement, hereby represents and warrants that, upon delivery to the Company of the Note, the Company shall promptly cause to be issued to and in the name of Buyer one of more new executed Notes in the aggregate amount of up to $30,000.00 but otherwise having the sale terms (including, but not necessarily limited to, referring to the original issue date) as in the Note. The Note may contain the same restrictive legend as provided in the original Note, but no stop transfer order. The Note is currently outstanding in the entire amount stated and represents a bona fide debt obligation of the Company.

     (ii) The signature by the Company also represents the Company's agreement to treat Buyer as a party to, and having all the rights of the Seller with respect to the Transferred Rights.

     5. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE BUYER. The Buyer hereby represents warrants and acknowledges to the Seller as follows:

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     5.1  Sophisticated   Investor.  The  Buyer  has  sufficient  knowledge  and
experience of financial and business matters, is able to evaluate the merits and risks of the partial purchase of the Note and has had substantial experience in previous private and public purchases of securities.

     5.2 Authorization; Enforcement. (i) Buyer has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to purchase each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby (including, without limitation, the purchase of the Note by the Buyer) have been duly authorized by the Buyer and no further consent or authorization of the Buyer or its members is required, (iii) this Agreement has been duly executed and delivered by the Buyer, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     5.3 No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Buyer is subject) applicable to Seller or the Note is bound or affected. The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

     6. MISCELLANEOUS

     6.1 Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by any reason of this Agreement.

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     6.2 Notices. All notices,  requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereafter):

     (a) If to the Buyer to:
         LG Capital  Funding,  LLC
         1218 Union St,  Suite #2
         Brooklyn, NY 11225
         Attn: Joseph Lerman

     (b) If to the Seller to:
         Hanover Holdings I, LLC
         [insert address]


     6.3 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

     6.4 Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

     6.5 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

     6.6 Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     6.7 Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     6.8 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

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     6.9 Amendments.  This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.



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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the date first above written.

                                     BUYER:

                                      LG CAPITAL FUNDING, LLC

                                      By: _____________________
                                      Joseph Lerman, Managing Member

                                      SELLER:

                                      HANOVER HOLDINGS I, LLC

                                      By: ______________________

                                      Title: ___________________

ACCEPTED AND AGREED:

TUNGSTEN CORP.

By: ____________________

Title: _________________


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                                    EXHIBIT A

                          WIRE INSTRUCTIONS FOR SELLER

PLEASE WIRE YOUR FUNDS TO THE FOLLOWING

Bank:

Routing No.:

Account No.:

Credit:


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                             NON-AFFILIATION LETTER

                                                               September 9, 2014

Counsel to Tungsten Corp.

Counsel to LG CAPITAL FUNDING, LLC

Gentlemen:

Please let this letter serve as confirmation that Hanover Holdings I, LLC is not now, and has not been during the preceding 90 days, an officer, director, 10% or more shareholder of Tungsten Corp. or in any other way an "affiliate" of Tungsten Corp. (as that term is defined in Rule 144(a)(1) adopted pursuant to the Securities Act of 1933, as amended).

Very Truly yours,

HANOVER HOLDINGS I, LLC

By: _____________________________

Title: __________________________


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